Maryland Municipal Bond Fund: Semiannual Report as of February 28, 2003

table of contents

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
8	FINANCIAL HIGHLIGHTS
12	SCHEDULE OF INVESTMENTS
17	STATEMENT OF ASSETS AND LIABILITIES
18	STATEMENT OF OPERATIONS
19	STATEMENTS OF CHANGES IN NET ASSETS
20	NOTES TO FINANCIAL STATEMENTS
24	TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2003.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc., 90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

April 2003

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer
Dear Evergreen Shareholder:

We are pleased to provide the semiannual report for Evergreen Maryland Municipal Bond Fund, which covers the six-month period ended February 28, 2003.

Market analysis

The municipal bond market was not excluded from the overall volatility in the financial markets over the past six months. Uncertainty over the strength of the economic recovery and fears of war and terror combined to frequently threaten those in the fixed income markets. While strength in stocks during the early autumn competed with bonds for investment dollars, those investors employing proper diversification strategies managed to weather the storm on a relative basis. Particularly in the municipal market, those investors who paid heed to duration and quality during the volatility were able to manage risk effectively. And managing risk was extremely important in both total return and relative performance. While many other areas within the financial markets remained in turmoil, many municipal bond investors benefited from increased valuations and falling yields due in part to increased geopolitical risks, uncertainty related to the strength of the economic recovery, and continued volatility in the equity markets.

Several developments occurred in 2002 and these trends may continue in coming months. First, the weaker-than-expected recovery resulted in lower tax receipts for most municipalities, increasing the need for new debt issuance. Second, the increased supply was met by healthy demand for bonds that were suitable for a broad range of investment needs. Third, many

LETTER TO SHAREHOLDERS continued

investors exiting the equity markets placed their assets in short-term, liquid issues. This enabled many tax-free money market funds to also perform well. Finally, longer-dated issues outperformed, benefiting from both price increases and declining yields.

Perhaps the most interesting development was the solid performance of many bonds despite the increased supply. Ordinarily, extra supply hinders return potential, yet uncertainty in the equity markets resulted in higher-than-normal demand for tax-exempt income securities. Money flowed from equity funds due to the uncertain economy, and as geopolitical uncertainty increased, flows increased further into a wide variety of bond structures.

So far, 2003 has not offered compelling arguments for a surge in economic growth. As a result, investor sentiment remains low, as potential war with Iraq and concerns over terrorism are keeping many equity investors on the sidelines. With the prospects for moderate economic growth, and many municipalities needing resources to fund programs, issuance could once again increase in the coming year. The degree of clarity on the geopolitical situation will determine whether or not this issuance is met with investor demand. If investors continue to underweight stocks, the increased issuance should not dilute opportunities within the municipal bond market. If investors sense an end to the global turmoil, demand may not satisfy supply.

Until economic growth improves in conjunction with the clarity on the geopolitical situation in the second half of the year, we expect interest rates to remain at 40-year lows. Unemployment rates in the range of 6% and global tensions should potentially keep the Federal Reserve Board on the sidelines for much of 2003. As the markets sense an improved outlook, however, interest rates could begin a gradual climb in the second half of the year. We believe those portfolios adopting long-term defensive strategies involving quality and yield could be adequately positioned for this scenario.

LETTER TO SHAREHOLDERS continued

Importance of diversification

The volatility we have experienced in the financial markets over the past several months offers many reasons for building and maintaining a diversified portfolio rather than making investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) can also be an effective tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit EvergreenInvestments.com for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the "About Evergreen Investments" menu tab. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

*A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

FUND AT A GLANCE

as of February 28, 2003

"With a sluggish national economy, many municipalities experienced credit downgrades. Maryland's general obligation bonds maintained their "AAA" rating, however."

PORTFOLIO MANAGEMENT

Keith Lowe, CFA
Tax Exempt Fixed Income Team

CURRENT INVESTMENT STYLE1

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 10/30/1990
	Class A	Class B	Class C	Class I
Class Inception Date	10/30/1990	3/27/1998	12/23/1998	10/30/1990

6-month return with sales charge	-2.19%	-2.65%	0.36%	N/A

6-month return w/o sales charge	2.73%	2.35%	2.35%	2.85%

Average Annual Returns *

1 year with sales charge	1.30%	0.58%	3.55%	N/A

1 year w/o sales charge	6.38%	5.58%	5.58%	6.64%

5 year	3.94%	3.78%	4.13%	5.22%

10 year	4.10%	4.32%	4.32%	4.87%

Maximum Sales Charge	4.75%	5.00%	1.00%	N/A
	Front End	CDSC	Front End
			1.00%
			CDSC

30-day SEC yield	3.91%	3.36%	3.30%	4.35%

Tax-equivalent Yield**	6.37%	5.47%	5.37%	7.08%

6-month income dividends per share	$0.23	$0.19	$0.19	$0.24

* Adjusted for maximum applicable sales charge, unless noted.
** Assumes maximum 38.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

1 Source: Morningstar, Inc.

Morningstar's Style Box is based on a portfolio date as of 12/31/2002.

The fixed income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes B and C prior to their inception is based on the performance of Class I, one of the original classes offered along with Class A. The historical returns for Classes B and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower. Returns reflect expense limits previously in effect, without which returns would have been lower.

FUND AT A GLANCE continued

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Maryland Municipal Bond Fund, Class A shares2, versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI) and the Consumer Price Index (CPI).

The LBMBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen fund (or the investment advisor's affiliates) through special arrangements entered into on behalf of Evergreen funds with certain financial service firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund's investment objective is non-fundamental and may be changed without the vote of the fund's shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

The fund's yield will fluctuate, and there can be no guarantee that the fund will achieve its objective or any particular tax-exempt yield. Income may be subject to federal alternative minimum tax.

Funds that concentrate their investments in a single state may face increased risk of price fluctuation over more diversified funds due to adverse developments within that state.

All data is as of February 28, 2003, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund's Class A shares returned 2.73% for the six-month period ended February 28, 2003, excluding any applicable sales charges. During the same period, the Lehman Brothers Municipal Bond Index returned 3.36%.

What was the investment environment like?

The environment was positive. Prices rose -- pushing yields lower -- on continued economic weakness, intensifying concerns about Iraq, and a limited supply of bonds. During the period, municipal bonds became attractively priced relative to their taxable counterparts, U.S. Treasuries. According to Municipal Market Data's "AAA"-rated scale, municipal bond yields provided approximately 100% of U.S. Treasuries with comparable maturities. This occurred because municipal bond prices lagged U.S. Treasury prices on their upward climb, an expected situation in light of the heightening tensions with Iraq. U.S. Treasuries tend to experience sharper and faster price movements than other fixed-income sectors when investors demonstrate a sudden and strong preference for quality. This situation is sometimes known as a "flight-to-quality". Conversely, U.S. Treasury prices tend to have a faster, more dramatic descent than other sectors when investors' concerns are eased.

PORTFOLIO CHARACTERISTICS
(as of 2/28/2003)

Total Net Assets	$75,734,158

Average Credit Quality	AA-

Effective Maturity	6.4 years

Average Duration	4.9 years

What was the market environment like during the period?

Shorter-term municipal bonds generated higher returns than bonds with longer maturities. Five-year municipal bond yields fell from 2.68% to 2.44% between August 31, 2002 and February 28, 2003 -- a decline of 9.8%, again according to Municipal Market Data's "AAA"-rated scale. In contrast, the same source notes, 30-year municipal bond yields dropped 3.8%, from 4.89% to 4.71%, during that same period. The changes in these yield relationships created what investors call a "steep yield curve". A steep yield curve exists when investors gain significant incremental yield for every year they are willing to extend maturities. The shape of the yield curve is important because of its effect on risk/reward relationships and the determination of relative value.

PORTFOLIO COMPOSITION
(as a percentage of 2/28/2003 portfolio assets)

PORTFOLIO MANAGER INTERVIEW continued

What strategies did you use in managing the fund?

The supply for Maryland municipal bonds was limited. Demand was especially strong for high quality bonds, so new better-rated deals were highly priced relative to the national market. In fact, Maryland "A"-rated hospital bonds typically traded .15% to .25% lower in yield than "A"-rated hospital bonds in the national market.

With a sluggish national economy, many municipalities experienced credit downgrades. Maryland's general obligation bonds maintained their "AAA" rating, however. The state's economy is supported by a large government sector and appears to be faring better than many other states. Maryland also benefits from tight fiscal management. The state's governor is preparing significant budget cuts in anticipation of a $1.7 billion budget shortfall for fiscal years 2003 and 2004.

PORTFOLIO QUALITY
(as a percentage of 2/28/2003 Market Value of Bonds)

What is your outlook over the next six months?

We believe yields could rise as the economy begins to recover and the situation with Iraq starts to get resolved. Typically, the inflation expectations associated with stronger growth and the possibility of war could cause a sharp, fast rise in rates. However, we look for only a slight increase in yields. The economy still has many soft patches, which we think will take awhile to stimulate. In fact, some investors are anticipating another cut in interest rates, over the near-term. Further, investors seem to have built a "war-premium" into yields. The outbreak of war seems to have been discounted to a certain degree; so yields may not move as high as many would have expected.

With its high average coupon, relatively short duration and larger-than-usual cash position, we believe the fund is structured to limit the price deterioration that accompanies rising yields. In this anticipated environment, we intend to continue focusing on yield and price stability. However, we also intend to be ready to secure new opportunities that are created by changing market conditions and higher yields

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended February 28, 2003 (unaudited)						Year Ended September 30, 1997[2]
		Year Ended August 31,
		2002	2001	2000	1999	1998[1,2]
CLASS A
Net asset value, beginning of period	$11.13	$11.00	$10.57	$10.58	$11.16	$10.91	$10.56
Income from investment operations
Net investment income	0.23	0.46	0.48	0.49	0.47	0.36	0.37
Net realized and unrealized gains or losses on securities	0.07	0.13	0.44	-0.01	-0.49	0.25	0.35
Total from investment operations	0.30	0.59	0.92	0.48	-0.02	0.61	0.72
Distributions to shareholders from
Net investment income	-0.23	-0.46	-0.49	-0.49	-0.47	-0.36	-0.37
Net realized gains	0	0	0	0	-0.09	0	0
Total distributions to shareholders	-0.23	-0.46	-0.49	-0.49	-0.56	-0.36	-0.37
Net asset value, end of period	$11.20	$11.13	$11.00	$10.57	$10.58	$11.16	$10.91
Total return[3]	2.73%	5.56%	8.91%	4.74%	-0.29%	5.70%	6.92%
Ratios and supplemental data
Net assets, end of period (thousands)	$26,008	$23,224	$22,771	$21,419	$23,114	$24,754	$27,786
Ratios to average net assets
Expenses[4]	0.90%[5]	0.94%	0.83%	0.81%	0.79%	1.52%[5]	1.69%
Net investment income	4.20%[5]	4.24%	4.49%	4.73%	4.27%	3.56%[5]	3.45%
Portfolio turnover rate	7%	20%	6%	45%	40%	37%	13%

1.  For the eleven months ended August 31, 1998. The fund changed its fiscal year end from September 30 to August 31, effective August 31, 1998.

2.  On February 28, 1998, Virtus Maryland Municipal Bond Fund sold substantially all of its net assets to Evergreen Maryland Municipal Bond Fund. As Virtus Maryland Municipal Bond Fund is the accounting survivor, its basis of accounting for assets and liabilities and its operating results for the periods prior to March 1, 1998 have been carried forward in these financial highlights.

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

5.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended February 28, 2003 (unaudited)
		Year Ended August 31,
		2002	2001	2000	1999	1998[1]
CLASS B
Net asset value, beginning of period	$11.13	$11.00	$10.57	$10.58	$11.16	$10.99
Income from investment operations
Net investment income	0.19	0.38	0.40	0.41	0.39	0.16
Net realized and unrealized gains or losses on securities	0.07	0.13	0.44	-0.01	-0.49	0.17
Total from investment operations	0.26	0.51	0.84	0.40	-0.10	0.33
Distributions to shareholders from
Net investment income	-0.19	-0.38	-0.41	-0.41	-0.39	-0.16
Net realized gains	0	0	0	0	-0.09	0
Total distributions to shareholders	-0.19	-0.38	-0.41	-0.41	-0.48	-0.16
Net asset value, end of period	$11.20	$11.13	$11.00	$10.57	$10.58	$11.16
Total return[2]	2.35%	4.77%	8.10%	3.96%	-1.04%	2.99%
Ratios and supplemental data
Net assets, end of period (thousands)	$10,441	$9,161	$5,566	$3,489	$3,440	$990
Ratios to average net assets
Expenses[3]	1.65%[4]	1.69%	1.59%	1.56%	1.55%	1.49%[4]
Net investment income	3.45%[4]	3.48%	3.70%	3.98%	3.49%	3.41%[4]
Portfolio turnover rate	7%	20%	6%	45%	40%	37%

1.  For the period from March 27, 1998 (commencement of class operations), to August 31, 1998.

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

4.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended February 28, 2003 (unaudited)
		Year Ended August 31,
		2002	2001	2000	1999[1]
CLASS C
Net asset value, beginning of period	$11.13	$11.00	$10.57	$10.58	$11.11
Income from investment operations
Net investment income	0.19	0.38	0.41	0.41	0.26
Net realized and unrealized gains or losses on securities	0.07	0.13	0.43	-0.01	-0.53
Total from investment operations	0.26	0.51	0.84	0.40	-0.27
Distributions to shareholders from
Net investment income	-0.19	-0.38	-0.41	-0.41	-0.26
Net asset value, end of period	$11.20	$11.13	$11.00	$10.57	$10.58
Total return[2]	2.35%	4.77%	8.10%	3.96%	-2.48%
Ratios and supplemental data
Net assets, end of period (thousands)	$3,303	$3,132	$1,309	$56	$30
Ratios to average net assets
Expenses[3]	1.65%[4]	1.69%	1.60%	1.56%	1.55%[4]
Net investment income	3.43%[4]	3.47%	3.42%	4.00%	3.51%[4]
Portfolio turnover rate	7%	20%	6%	45%	40%

1.  For the period from December 23, 1998 (commencement of class operations), to August 31, 1999.

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

4.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended February 28, 2003 (unaudited)						Year Ended September 30, 1997[2]
		Year Ended August 31,
		2002	2001	2000	1999	1998[1,2]
CLASS I3
Net asset value, beginning of period	$11.13	$11.00	$10.57	$10.58	$11.16	$10.91	$10.56
Income from investment operations
Net investment income	0.24	0.49	0.51	0.52	0.50	0.39	0.40
Net realized and unrealized gains or losses on securities	0.07	0.13	0.44	-0.01	-0.49	0.25	0.35
Total from investment operations	0.31	0.62	0.95	0.51	0.01	0.64	0.75
Distributions to shareholders from
Net investment income	-0.24	-0.49	-0.52	-0.52	-0.50	-0.39	-0.40
Net realized gains	0	0	0	0	-0.09	0	0
Total distributions to shareholders	-0.24	-0.49	-0.52	-0.52	-0.59	-0.39	-0.40
Net asset value, end of period	$11.20	$11.13	$11.00	$10.57	$10.58	$11.16	$10.91
Total return	2.85%	5.82%	9.18%	5.00%	-0.04%	5.94%	7.19%
Ratios and supplemental data
Net assets, end of period (thousands)	$35,982	$33,007	$23,720	$18,565	$13,190	$5,229	$5,683
Ratios to average net assets
Expenses[4]	0.65%[5]	0.69%	0.59%	0.56%	0.55%	1.25%[5]	1.44%
Net investment income	4.46%[5]	4.47%	4.74%	4.99%	4.55%	3.83%[5]	3.70%
Portfolio turnover rate	7%	20%	6%	45%	40%	37%	13%

1.  For the eleven months ended August 31, 1998. The fund changed its fiscal year end from September 30 to August 31, effective August 31, 1998.

2.  On February 28, 1998, Virtus Maryland Municipal Bond Fund sold substantially all of its net assets to Evergreen Maryland Municipal Bond Fund. As Virtus Maryland Municipal Bond Fund is the accounting survivor, its basis of accounting for assets and liabilities and its operating results for the periods prior to March 1, 1998 have been carried forward in these financial highlights.

3.  Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

5.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

February 28, 2003 (unaudited)

	Credit Rating(v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS 96.7%
COMMUNITY DEVELOPMENT DISTRICT 1.4%
Frederick Cnty., MD Spl. Obl. RB, Urbana, 6.625%, 07/01/2025	A-	$1,000,000	$ 1,029,810
CONTINUING CARE RETIREMENT COMMUNITY 1.1%
Fulton Cnty., GA Residential Care Facs. RB, Sr. Lien RHA Assisted Living, Ser. A, 6.90%, 07/01/2019	A-	490,000	483,806
Maryland Hlth. & Higher Edl. Facs. Auth. RB, Refunding Pickersgill, Ser. A, 6.00%, 01/01/2015	A-	350,000	372,673
856,479
EDUCATION 6.2%
Annapolis, MD EDA RB, St. John's College Facs., 5.50%, 10/01/2018	BBB+	1,230,000	1,268,081
Maryland Hlth. & Higher Edl. Facs. Auth. RB:
Johns Hopkins Univ. Ser.B, 5.00%, 07/01/2041	AA	1,000,000	1,004,000
Maryland Institute College Of Art, 5.50%, 06/01/2021	BBB	530,000	548,067
Univ. of Maryland Sys. Auxilliary Facs. & Tuition RB, Ser. A, 5.40%, 04/01/2009	AA+	1,000,000	1,098,790
Westminster, MD Ed. Facs. RB, McDaniel College:
5.35%, 04/01/2020	BBB+	370,000	375,805
5.40%, 04/01/2021	BBB+	375,000	380,588
4,675,331
GENERAL OBLIGATION LOCAL 6.5%
Anne Arundel Cnty., MD Wtr. & Swr. GO, 5.25%, 04/15/2010	AA+	250,000	256,253
Hagerstown, MD GO, 5.50%, 09/01/2009	AA	275,000	298,372
Montgomery Cnty., MD GO, Ser. A, 5.375%, 01/01/2007	AAA	1,500,000	1,689,225
Ocean City, MD GO, 5.50%, 03/15/2009, (Insd. by MBIA)	AAA	1,000,000	1,065,230
Prince George's Cnty., MD GO:
5.125%, 10/01/2012	AA	1,240,000	1,392,508
Stormwater Mgmt., 5.40%, 03/15/2007	AA	250,000	255,507
4,957,095
GENERAL OBLIGATION STATE 3.0%
Maryland GO, State & Local Facs. Loan:
5.25%, 03/01/2016	AAA	1,000,000	1,142,210
5.70%, 03/15/2010	AAA	1,000,000	1,110,460
2,252,670
HOSPITAL 21.5%
Maryland Hlth. & Higher Edl. Facs. Auth. RB:
Union Hosp. of Cecil Cnty.:
5.50%, 07/01/2022	A	350,000	362,646
5.75%, 07/01/2020	A	500,000	537,335
Board of Child Care:
5.50%, 07/01/2013	A	500,000	561,270
5.625%, 07/01/2020	A	680,000	735,080
5.625%, 07/01/2022	A	280,000	296,990
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2003 (unaudited)

	Credit Rating(v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
HOSPITAL continued
Maryland Hlth. & Higher Edl. Facs. Auth. RB:
Carroll Cnty. Gen. Hosp.:
6.00%, 07/01/2016	BBB	$ 915,000	$ 1,005,127
6.00%, 07/01/2017	BBB	830,000	909,124
6.00%, 07/01/2020	BBB	1,485,000	1,599,241
Catholic Hlth. Initiatives, 6.00%, 12/01/2013	AA	1,200,000	1,364,160
Doctor's Community Hosp., Inc.:
5.50%, 07/01/2024	BBB-	535,000	506,688
5.70%, 07/01/2003	BBB-	15,000	15,102
5.75%, 07/01/2013	BBB-	835,000	849,629
North Arundel Hosp. Proj., 5.75%, 07/01/2021	AAA	450,000	455,900
Union Hosp. of Cecil Cnty., 4.80%, 07/01/2011	A+	330,000	346,150
Univ. of Maryland Med. Ctr., 5.75%, 07/01/2021	A	1,000,000	1,066,020
Univ. of Maryland Med. Sys. Proj.:
5.75%, 07/01/2017	A	1,300,000	1,419,626
6.625%, 07/01/2020	BBB-	1,000,000	1,114,510
New Jersey Hlth. Care Facs. Fin. Auth. RB, Johnson Univ. Hosp. Proj., 5.70%, 07/01/2020	A+	925,000	1,002,459
Pennsylvania Higher Edl. RB, UPMC Hlth. Sys., Ser. A, 6.00%, 01/15/2022	A	2,000,000	2,112,520
16,259,577
HOUSING 23.9%
Maryland CDA Dept. of Hsg. & Community Dev. RB:
5.00%, 08/01/2008	AAA	100,000	108,876
Ser. 1, 5.30%, 04/01/2010	AAA	1,105,000	1,208,417
Ser. 2001-B, 5.10%, 05/15/2016	AAA	890,000	928,136
Ser. 5, 5.40%, 04/01/2008	AA	1,470,000	1,613,207
Ser. A, 5.50%, 07/01/2022	AAA	1,000,000	1,055,210
Ser. A, 5.875%, 07/01/2021	AAA	500,000	516,425
Ser. B, 5.125%, 05/15/2017	AAA	750,000	799,552
Ser. B, 6.05%, 09/01/2020	AAA	3,000,000	3,205,770
Ser. D, 6.20%, 09/01/2020, (Insd. by FHA)	AAA	750,000	808,628
Ser. F, 5.90%, 09/01/2019	AAA	1,000,000	1,064,880
Ser. H, 5.65%, 09/01/2012, (Insd. by FHA)	AAA	1,365,000	1,485,270
Ser. H, 5.70%, 09/01/2022	AAA	1,965,000	2,079,442
Montgomery Cnty., MD Hsg. Opportunities MHRB:
5.35%, 07/01/2021	AAA	375,000	391,688
Ser. A, 5.10%, 11/01/2015	A	250,000	265,210
Ser. A, 5.55%, 11/01/2022	A	250,000	262,930
Ser. A, 6.00%, 07/01/2020	AAA	180,000	194,839
Aston Woods Apts., Ser. A, 4.09%, 05/15/2031, (Insd. by FNMA)	AAA	950,000	1,012,605
Cmnty. Hsg., Ser. A, 6.00%, 07/01/2014	AA	250,000	260,390
Montgomery Cnty., MD SFHRB, Ser. A, 5.55%, 07/01/2014	AA	790,000	851,067
18,112,542
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2003 (unaudited)

	Credit Rating(v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
INDUSTRIAL DEVELOPMENT REVENUE 9.4%
Allegany Cnty., MD Pollution Ctl. Facs. RB, Westvaco Corp. Proj., 5.90%, 07/01/2004	BBB	$ 200,000	$ 205,206
Calvert Cnty., MD PCRB, Baltimore Gas & Elec. Co. Proj., 5.55%, 07/15/2014	BBB+	1,500,000	1,557,645
Cecil Cnty., MD IDRB, Cargill, Inc. Proj., 5.25%, 03/01/2006	A+	1,000,000	1,096,180
Maryland Energy Fin. Administration Ltd. Obl. RB, Office Paper Sys., Inc. Proj., Ser. A, 7.50%, 09/01/2015	A-	1,305,000	1,363,216
Prince George's Cnty., MD PCRB, Potomac Elec. Proj., 5.75%, 03/15/2010	A-	1,600,000	1,860,608
York Cnty., VA IDA PCRB, Virginia Elec. & Pwr. Co., 5.50%, 07/01/2009	BBB+	1,000,000	1,056,970
7,139,825
LEASE 3.6%
Howard Cnty., MD COP, Agricultural Land Preservation No. 90-23, Ser. A, 8.00%, 08/15/2020	AAA	314,000	447,079
Maryland Stadium Auth. Lease RB, Convention Ctr. Expansion Proj., 5.875%, 12/15/2011, (Insd. by AMBAC)	AAA	1,800,000	1,981,296
Prince George's Cnty., MD COP, Real Estate Acquistion Program, 5.90%, 09/15/2009, (Insd. by MBIA)	AAA	250,000	272,988
2,701,363
PRE-REFUNDED 0.4%
Howard Cnty., MD Cons. Pub. Impt. RB, Ser. A, 5.25%, 08/15/2011	AAA	295,000	323,586
PUBLIC FACILITIES 2.1%
Baltimore Cnty., MD Revenue Auth. RB, 5.25%, 07/01/2008	AAA	1,000,000	1,028,020
Frederick Cnty., MD Pub. Facs. RB, 5.00%, 12/01/2015	AA	500,000	542,640
1,570,660
SOLID WASTE 2.0%
Northeast, MD Wst. Disp. Auth. RB, Montgomery Cnty., MD Resource Recovery Proj. A:
5.80%, 07/01/2004	A	500,000	524,330
6.00%, 07/01/2007	A	50,000	55,588
Ser. A, 6.30%, 07/01/2016	A	885,000	914,966
1,494,884
SPECIAL TAX 1.4%
Anne Arundel Cnty., MD Spl. Obl. RB, Arundel Mills Proj., 7.10%, 07/01/2029	A	1,000,000	1,091,450
TOBACCO REVENUE 0.7%
Children's Trust Fund, Puerto Rico Tobacco Settlement RB, 5.375%, 05/15/2033	A	500,000	494,430
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2003 (unaudited)

	Credit Rating(v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
TRANSPORTATION 4.2%
Dist. of Columbia Metro. Area Transit Auth. RB, 6.00%, 07/01/2010, (Insd. by FGIC)	AAA	$ 300,000	$ 355,962
Maryland Trans. Auth. Spl. Obl. RB, Baltimore/Washington Intl. Arpt. Proj., Ser. A, 6.25%, 07/01/2014, (Insd. by FGIC)	AAA	1,750,000	1,887,620
Maryland Trans. Facs. Auth. RB, 5.80%, 07/01/2006	A+	850,000	964,801
3,208,383
UTILITY 1.7%
Maryland Economic Dev. Corp. RB, Univ. of Maryland College Park Proj., 5.375%, 07/01/2016	AAA	1,150,000	1,270,601
WATER & SEWER 7.6%
Baltimore, MD Wtr. Proj. RRB, Ser. A, 5.80%, 07/01/2015, (Insd. by FGIC)	AAA	1,500,000	1,784,670
Virgin Islands Wtr. & Pwr. Auth. Elec. Sys. RB, 5.125%, 07/01/2003	AAA	500,000	505,195
Washington, MD Suburban Sanitation Dist. Wtr. Supply RB:
5.375%, 06/01/2011	AAA	1,600,000	1,648,944
5.50%, 06/01/2010	AAA	1,700,000	1,822,009
5,760,818
Total Municipal Obligations			73,199,504

		Shares

SHORT-TERM INVESTMENTS 3.7%
MUTUAL FUND SHARES 3.7%
Evergreen Institutional Municipal Money Market Fund (o)		2,813,437	2,813,437
Total Investments (cost $71,485,056) 100.4%			76,012,941
Other Assets and Liabilities (0.4%)			(278,783)
Net Assets 100.0%			$ 75,734,158

(v)	Credit ratings are unaudited and rated by Moody's Investors Service where Standard and Poor's ratings are not available.
(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the fund and the money market fund.

Summary of Abbreviations:
AMBAC	American Municipal Bond Assurance Corporation	IDA	Industrial Development Authority
CDA	Community Development Administration	IDRB	Industrial Development Revenue Bond
COP	Certificate of Participation	MBIA	Municipal Bond Investors Assurance Corporation
EDA	Economic Development Authority	MHRB	Multifamily Housing Revenue Bond
FGIC	Financial Guaranty Insurance Company	PCRB	Pollution Control Revenue Bond
FHA	Federal Housing Authority	RB	Revenue Bond
FNMA	Federal National Mortgage Association	RHA	Residential Housing Association
GO	General Obligation	RRB	Refunding Revenue Bond
		SFHRB	Single Family Housing Revenue Bond
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2003 (unaudited)

The following table shows the percent of total investments invested by geographic location as of February 28, 2003:

Maryland	92.0%
Pennsylvania	2.8%
Virginia	1.4%
New Jersey	1.3%
Puerto Rico	0.7%
U.S. Virgin Islands	0.7%
Georgia	0.6%
District of Columbia	0.5%
Total	100.0%
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2003 (unaudited)

Assets
Identified cost of securities	$ 71,485,056
Net unrealized gains on securities	4,527,885

Market value of securities	76,012,941
Receivable for Fund shares sold	77,702
Interest receivable	1,085,404
Prepaid expenses and other assets	37,203

Total assets	77,213,250

Liabilities
Dividends payable	239,353
Payable for securities purchased	1,123,480
Payable for Fund shares redeemed	101,426
Advisory fee payable	2,611
Distribution Plan expenses payable	1,668
Due to other related parties	622
Accrued expenses and other liabilities	9,932

Total liabilities	1,479,092

Net assets	$ 75,734,158

Net assets represented by
Paid-in capital	$ 72,895,942
Overdistributed net investment income	(27,429)
Accumulated net realized losses on securities	(1,662,240)
Net unrealized gains on securities	4,527,885

Total net assets	$ 75,734,158

Net assets consists of
Class A	$ 26,008,257
Class B	10,441,247
Class C	3,302,995
Class I	35,981,659

Total net assets	$ 75,734,158

Shares outstanding
Class A	2,321,925
Class B	932,154
Class C	294,879
Class I	3,212,290

Net asset value per share
Class A	$ 11.20
Class A -- Offering price (based on sales charge of 4.75%)	$ 11.76
Class B	$ 11.20
Class C	$ 11.20
Class C -- Offering price (based on sales charge of 1.00%)	$ 11.31
Class I	$ 11.20

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2003 (unaudited)

Investment income
Interest	$ 1,857,669

Expenses
Advisory fee	152,901
Distribution Plan expenses
Class A	30,795
Class B	48,907
Class C	17,117
Administrative services fees	36,405
Transfer agent fee	19,138
Trustees' fees and expenses	720
Printing and postage expenses	3,433
Custodian fee	6,994
Registration and filing fees	5,139
Professional fees	10,784
Other	1,444

Total expenses	333,777
Less: Expense reductions	(326)

Net expenses	333,451

Net investment income	1,524,218

Net realized and unrealized gains or losses on securities
Net realized losses on securities	(483,561)
Net change in unrealized gains or losses on securities	922,860

Net realized and unrealized gains or losses on securities	439,299

Net increase in net assets resulting from operations	$ 1,963,517

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended February 28, 2003 (unaudited)		Year Ended August 31, 2002

Operations
Net investment income		$ 1,524,218		$ 2,576,457
Net realized gains or losses on securities		(483,561)		2,506
Net change in unrealized gains or losses on securities		922,860		885,509

Net increase in net assets resulting from operations		1,963,517		3,464,472

Distributions to shareholders from
Net investment income
Class A		(514,283)		(953,656)
Class B		(166,321)		(253,963)
Class C		(58,471)		(79,479)
Class I		(774,265)		(1,297,290)

Total distributions to shareholders		(1,513,340)		(2,584,388)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	334,069	3,731,113	229,212	2,514,085
Class B	130,848	1,453,572	363,417	3,982,927
Class C	83,820	933,971	190,894	2,094,922
Class I	554,103	6,162,129	1,159,329	12,696,038

		12,280,785		21,287,972

Net asset value of shares issued in reinvestment of distributions
Class A	25,194	279,648	60,476	662,490
Class B	9,303	103,299	17,641	193,385
Class C	3,510	38,956	5,928	64,987
Class I	1,295	14,375	2,478	27,169

		436,278		948,031

Automatic conversion of Class B shares to Class A shares
Class A	0	0	4,412	48,002
Class B	0	0	(4,412)	(48,002)

		0		0

Payment for shares redeemed
Class A	(123,979)	(1,374,093)	(277,618)	(3,043,201)
Class B	(31,009)	(344,883)	(59,683)	(653,996)
Class C	(73,845)	(820,945)	(34,390)	(379,529)
Class I	(308,499)	(3,417,305)	(352,863)	(3,881,740)

		(5,957,226)		(7,958,466)

Net increase in net assets resulting from capital share transactions		6,759,836		14,277,537

Total increase in net assets		7,210,013		15,157,621
Net assets
Beginning of period		68,524,145		53,366,524

End of period		$ 75,734,158		$ 68,524,145

Overdistributed net investment income		$ (27,429)		$ (38,307)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Maryland Municipal Bond Fund (the "Fund") is a non-diversified series of Evergreen Municipal Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class B, Class C and Institutional ("Class I") shares. Class A shares are sold with a front-end sales charge and pay an ongoing distribution fee. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold with a front-end sales charge and are subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Both Class B and Class C shares pay a higher ongoing distribution fee than Class A. Class I shares are sold without a front-end sales charge or contingent deferred sales charge.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

c. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

e. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

f. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee of 0.42% of the Fund's average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fees and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup any amounts waived and/or reimbursed up to period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund's average daily net assets.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class A and 1.00% of the average daily net assets for Class B and Class C shares.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities transactions) were $12,836,638 and $4,576,726, respectively, for the six months ended February 28, 2003.

On February 28, 2003, the aggregate cost of securities for federal income tax purposes was $71,485,056. The gross unrealized appreciation and depreciation on securities based on tax cost was $4,536,246 and $8,361, respectively, with a net unrealized appreciation of $4,527,885.

As of August 31, 2002, the Fund had $1,161,358 in capital loss carryovers for federal income tax purposes with $215,659 expiring in 2008, $804,652 expiring in 2009 and $141,047 expiring in 2010.

For income tax purposes, capital losses incurred after October 31 within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year. As of August 31, 2002, the Fund incurred and elected to defer post-October capital losses of $14,105.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the Fund to borrow from other participating funds. During the six months ended February 28, 2003, the Fund did not participate in the interfund lending program.

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $326, which represents 0.00% of its average daily net assets on an annualized basis.

8. DEFERRED TRUSTEES' FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

During the six months ended February 28, 2003, the Fund had no borrowings under this agreement.

10. CONCENTRATION OF RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state, therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt mutual fund.

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL -- South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 109 Evergreen funds.

[2] Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

[5] The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $232 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of February 28, 2003

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fourth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2002, Evergreen Investments was ranked third overall.

565570    4/2003

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034